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                                                                 EXHIBIT 10.38


                             STOCK PLEDGE AGREEMENT

     This STOCK PLEDGE AGREEMENT, dated as of May 14, 1999 (this "PLEDGE AGREEMENT"), is executed by William P. Loftus ("DEBTOR"), in favor of BREAKAWAY SOLUTIONS, INC., a Delaware corporation ("SECURED PARTY").

                                    RECITALS

     A. Secured Party and Debtor were parties to an Agreement and Plan of Reorganization dated May 14, 1999 (the "Agreement") whereby Debtor exchanged shares in WPL Laboratories, Inc. for, among other things, 428,130 shares of the common stock of Secured Party represented by Certificate Numbers __________ (the "Shares").

     B. Pursuant to the Agreement, Debtor executed a Stock Restriction Agreement and an election under Section 83(b) of the Internal Revenue Code and Secured Party extended credit to Debtor in connection therewith.

     C. Debtor has executed a promissory note, and expects to execute additional promissory notes in connection with the foregoing (all of which will be collectively referred to herein as the "NOTES").

     D. In order to induce Secured Party to extend the credit evidenced by the Notes, Debtor has agreed to enter into this Pledge Agreement and to pledge and grant to Secured Party the security interest in the Collateral described below.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:

     1. DEFINITIONS AND INTERPRETATION. Unless otherwise defined herein, all other capitalized terms used herein and defined in the Notes shall have the respective meanings given to those terms in the Notes, and all terms defined in the Delaware Uniform Commercial Code (the "UCC") shall have the respective meanings given to those terms in the UCC.

     2. THE PLEDGE. To secure the Obligations (as defined in Section 3 hereof), Debtor hereby pledges and assigns to Secured Party, and grants to Secured Party a security interest in, all of Debtor's right, title and interest, whether now existing or hereafter arising in all instruments, certificated and uncertificated securities, money and general intangibles of, relating to or arising from the following property (the "PLEDGED COLLATERAL"):

          (a) The Shares received by the Debtor in connection with the Agreement (the "PLEDGED SHARES");


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          (b) All dividends (including cash dividends), other distributions
(including stock redemption proceeds), or other property, securities or instruments in respect of or in exchange for the Pledged Shares, whether by way of dividends, stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares or otherwise; and

          (c) All proceeds of the foregoing ("PROCEEDS").

     3. SECURITY FOR OBLIGATIONS. The obligations secured by this Pledge Agreement (the "OBLIGATIONS") shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Debtor to Secured Party of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of the Notes, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Debtor hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 ET SEQ.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

     4. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to Secured Party and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

     5. REPRESENTATIONS AND WARRANTIES. Debtor hereby represents and warrants as follows:

          (a) ISSUANCE OF PLEDGED SHARES, ETC. The Pledged Shares are owned by Debtor free and clear of any and all liens, pledges, encumbrances or charges, and Debtor has not optioned or otherwise agreed to sell, hypothecate, pledge, or otherwise encumber or dispose of the Pledged Shares.

          (b) SECURITY INTEREST. The pledge of the Pledged Collateral creates a valid security interest in the Pledged Collateral, which security interest is a perfected and first priority security interest, securing the payment of the Obligations and the obligations hereunder.

          (c) RESTATEMENT OF REPRESENTATIONS AND WARRANTIES. On and as of the date any property becomes Pledged Collateral, the foregoing representations and warranties shall apply to such additional Pledged Collateral.

     6. FURTHER ASSURANCES. Debtor agrees that at any time and from time to time, at Debtor's expense, Debtor will promptly execute and deliver all further instruments and documents, including without limitation all additional Pledged Shares, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

     7. VOTING RIGHTS; ETC.


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          (a) RIGHTS PRIOR TO AN EVENT OF DEFAULT. So long as no Event of
Default shall have occurred and be continuing, Debtor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement.

          (b) RIGHTS FOLLOWING AN EVENT OF DEFAULT. Upon the occurrence and during the continuance of an Event of Default, all rights of Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a) shall cease and all such rights shall thereupon become vested in Secured Party which shall thereupon have the sole right, but not the obligation, to exercise such voting and other consensual rights.

     8. EVENTS OF DEFAULT.

          (a) EVENT OF DEFAULT. An Event of Default shall be deemed to have occurred under this Pledge Agreement upon the occurrence and during the continuance of a default under the Notes.

          (b) RIGHTS UNDER THE UCC. In addition to all other rights granted hereby, by the Notes and by law, Secured Party shall have, with respect to the Pledged Collateral, the rights and obligations of a secured party under the UCC.

          (c) SALE OF PLEDGED COLLATERAL. Debtor acknowledges and recognizes that Secured Party may be unable to effect a public sale of all or a part of the Pledged Shares and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Shares for their own account, for investment and not with a view to the distribution or resale thereof. Debtor acknowledges that any such private sales may be at prices and on terms less favorable to Secured Party than those of public sales, and agrees that so long as such sales are made in a commercially reasonable manner the Secured Party has no obligation to delay sale of any Pledged Shares in order to register it for public sale under the Securities Act of 1933, as amended or under any state securities law.

          (d) NOTICE, ETC. In any case where notice of sale is required, ten
(10) days' notice shall be deemed reasonable notice. Secured Party may have resort to the Pledged Collateral or any portion thereof with no requirement on the part of Secured Party to proceed first against any other person (including corporations and other business entities) or property.

          (e) OTHER REMEDIES. Upon the occurrence and during the continuance of an Event of Default, (i) at the request of Secured Party, Debtor shall assemble and make available to Secured Party all records relating to the Pledged Shares at any place or places reasonably specified by Secured Party, together with such other information as Secured Party shall reasonably request concerning Debtor's ownership of the Pledged Shares; and (ii) Secured Party or its nominee shall have the right, but shall not be obligated, to vote or give consent with respect to the Pledged Shares or any part thereof.

          (f) Notwithstanding anything in this Agreement or the Notes to the contrary, but without impairing the validity of the Notes, this Agreement or the security interest created hereunder,


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upon the occurrence of an Event of Default, Secured Party will not hold Debtor personally liable for payment of the obligations evidenced by the Notes or for any other sums due under the Notes or this Agreement or as a result of an Event of Default, and the sole recourse of Secured Party for any and all sych defaults shall be by the exercise of the remedies provided in this Agreement.

     9. SECURED PARTY APPOINTED ATTORNEY-IN-FACT.

     Debtor hereby appoints Secured Party as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion and to the full extent permitted by law to take any action and to execute any instrument which Secured Party may deem reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement in accordance with the terms and provisions hereof, including without limitation, to receive, endorse and collect all instruments made payable to Debtor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

     Debtor hereby ratifies all reasonable actions that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred on Secured Party hereunder are solely to protect its interests in the Pledged Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and in no event shall Secured Party or any of its officers, directors, employees or agents be responsible to Debtor for any act or failure to act, except for gross negligence or willful misconduct.

     10. DISCHARGE OF DEBTOR. At such time as all of the principal and interest on the Notes shall have been fully paid and performed and all of the other Obligations have been satisfied in full, then all of Secured Party's rights and interests in the Pledged Collateral as shall not have been transferred or otherwise applied by Secured Party pursuant to the terms hereof and shall still be held by Secured Party shall forthwith by transferred and delivered to Debtor, and the right title and interest of Secured Party therein shall cease and Secured Party shall (i) return to Debtor all certificates or other documents or instruments in the possession of Secured Party for purposes of the perfection of the security interest granted hereunder and (ii) prepare, execute and file with the appropriate governmental authorities termination statements on Form UCC-3 to terminate any financing statements on Form UCC-1 that may have been filed pursuant to this Pledge Agreement.

     11. MISCELLANEOUS.

          (a) NOTICES. All notices, requests, demands, consents, instructions or other communications to or upon Secured Party or Debtor under this Pledge Agreement shall be in writing and telecopied, mailed or delivered to each party at its telecopier number or address set forth below:

               (i) if to the Secured Party, to:


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                       Breakaway Solutions, Inc.
                       50 Rowes Wharf
                       Boston MA 02110
                       Attn:  Chief Executive Officer
                       Telephone No.: (617) 960-3400
                       Facsimile No.: (617) 960-3434

                       with a copy to:

                       Wilson Sonsini Goodrich & Rosati
                       650 Page Mill Road
                       Palo Alto, CA  94304
                       Attn:   Elizabeth Flint
                               James C. Creigh
                       Telephone No.: (650) 493-9300
                       Facsimile No.: (650) 493-6811

               (ii) if to the Debtor, to:


All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt.

          (b) NONWAIVER. No failure or delay on Secured Party's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

          (c) AMENDMENTS AND WAIVERS. This Pledge Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Debtor and Secured Party. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

          (d) ASSIGNMENTS. This Pledge Agreement shall be binding upon and inure to the benefit of Secured Party and Debtor and their respective successors and assigns; PROVIDED, HOWEVER,


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that Debtor and Secured Party may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Notes.

          (e) CUMULATIVE RIGHTS, ETC. The rights, powers and remedies of Secured Party under this Pledge Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any applicable law, rule or regulation of any governmental authority, the Notes or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's rights hereunder. Debtor waives any right to require Secured Party to proceed against any Person or to exhaust any Pledged Collateral or to pursue any remedy in Secured Party's power.

          (f) PAYMENTS FREE OF TAXES, ETC. All payments made by Debtor under this Pledge Agreement shall be made by Debtor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Debtor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Pledge Agreement. Upon reasonable request by Secured Party, Debtor shall furnish evidence satisfactory to Secured Party that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

          (g) PARTIAL INVALIDITY. If any time any provision of this Pledge Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Pledge Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

          (h) EXPENSES. Each of Debtor and Secured Party shall bear its own costs in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Pledge Agreement. Debtor shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Secured Party in the enforcement or attempted enforcement of any of the Obligations or in preserving any of Secured Party's rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Obligations or any bankruptcy or similar proceeding involving Debtor or any of its subsidiaries).

          (i) GOVERNING LAW. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to conflicts of law rules (except to the extent governed by the UCC).

          (j) JURY TRIAL. EACH OF DEBTOR AND SECURED PARTY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT.


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     IN WITNESS WHEREOF, Debtor has caused this Pledge Agreement to be executed as of the day and year first above written.

                                  /s/ William P. Loftus
                                  ----------------------------------------------
                                  Name: William Loftus

ACKNOWLEDGED:

BREAKAWAY SOLUTIONS, INC.



By: /s/ Gordon Brooks
   ---------------------------------------
Name: Gordon Brooks
Title: CEO


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                                   STOCK POWER


     FOR VALUE RECEIVED, and pursuant to that certain Stock Pledge Agreement the undersigned hereby sells, assigns and transfers unto _______________ [No. of Shares --written out] ([No. of Shares -- numerals]) Shares of Common Stock of Breakaway Solutions, Inc., a Delaware corporation, standing in the undersigned's name on the books of the corporation represented by Certificate No. __________.

     The undersigned hereby irrevocably constitutes and appoints _______________ attorney to transfer said stock on the books of said corporation with full power of substitution in the premises.

Dated:
      ---------------------------


                                  ----------------------------------------------
                                  Name: